Exhibit 99.1
PRESS RELEASE
FOR IMMEDIATE RELEASE – APRIL 24, 2007 (4:00 p.m. Central Time)
MID-AMERICA BANCSHARES, INC.
2019 Richard Jones Road
Nashville, Tennessee 37215
Contact: Jason K. West, Executive Vice President and Chief Financial Officer (615.690.5870)
MID-AMERICA BANCSHARES, INC., NASHVILLE, TENNESSEE,
ANNOUNCES FIRST QUARTER 2007 EARNINGS INCREASE
Nashville, Tennessee, April 24, 2007 — Mid-America Bancshares, Inc. today issued the following statement:
Mid-America Bancshares, Inc. (the “Company”) reported consolidated earnings and financial highlights for the quarter ended March 31, 2007. The Company is the parent bank holding company of Bank of the South, Mt. Juliet, Tennessee, and PrimeTrust Bank, Nashville, Tennessee, which affiliated in a share exchange as a “merger of equals” on September 1, 2006. Under GAAP rules, PrimeTrust Bank has been treated as the “acquirer” and the following financial information, all of which is unaudited, reflects this treatment.
First quarter earnings, as determined in accordance with GAAP, were $1,375,000 as compared to $600,000 for the same quarter of 2006, equaling $.10 basic earnings per share. This was a 10% increase over first quarter 2006 earnings. Non-GAAP cash earnings, defined as GAAP earnings plus intangible and option expenses, were $1,638,000, or $0.12 basic earnings per share, and represented a 20% increase over the first quarter of 2006. The earnings increase is primarily attributable to increased interest income due to increased loan volume during the period and to aggressive operational expense management.
The Company continues to report growth based on the increase in loans and deposits at its subsidiary banks on a combined basis. Total assets have increased $75,000,000, or 31% on an annualized basis, from $968,000,000 at December 31, 2006, to $1,043,000,000 at March 31, 2007. Loans, net of allowance for loan losses and unearned interest and fees, increased $52,000,000, or about 30% on an annualized basis, during the first quarter of 2007, ending the period at $739,000,000. Total deposits increased $61,000,000, or 30% on an annualized basis, to $885,000,000 during the same period.
In commenting on the Company’s first quarter performance, Gary L. Scott, Chairman and CEO, said: “Our results for the first quarter of 2007 have been outstanding. We are experiencing profitable asset and deposit growth, which has enabled us to achieve our earnings objectives. We have an excellent and professional staff that allows us to enhance the results of our Company while meeting the needs of our clients and communities.” David Major, the Company’s President, said that “We have begun to realize the benefits of the synergies we planned for in the share exchange that brought our two banks together. It will take time and hard work to execute our plans but we are pleased with our results so far.”
Included with this press release is a copy of the Company’s unaudited balance sheet and income statement for the periods indicated. This unaudited information should be read in conjunction with the notes to the consolidated financial statements presented in the Company’s December 31, 2006 Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on March 15, 2007 (the “2006 10-K”).

Certain financial information included in the Company’s statements in this press release have been determined by methods other than in accordance with accounting principles generally accepted within the United States (called “GAAP”). It is important to consider all such Non-GAAP financial measures in light of the Company’s audited Consolidated Financial Statements that were filed with the 2006 10-K. Our management uses these non-GAAP measures in its analysis of the Company’s performance. Non-GAAP disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures which may be presented by other companies.
Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms believes, belief, expects, intends, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission. The following important factors affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements: Changes in interest rates, further declines or upward trends in the local, regional, state and national economies, as well as the effects of future government fiscal and monetary policies, and the Banks’ ability to attract stable and reasonably priced deposits and to make quality and profitable loans, among other things, are all factors that can have a material impact on the Company’s ability to achieve favorable results. To these must be added other risks previously and hereafter identified from time to time in the Company’s reports to the Securities and Exchange Commission and in public announcements. In addition, all numbers are unaudited and quarterly results are subject to adjustment in the ordinary course of business. The Company undertakes no obligation to correct or update this information.
Mid-America Bancshares, Inc. is a registered bank holding company headquartered in Nashville, Tennessee. It offers extensive and service-intensive financial products and services through its subsidiary banks, PrimeTrust Bank and Bank of the South, which together operate fourteen full-service banking offices in Davidson, Wilson, Williamson, Rutherford, Cheatham and Dickson Counties, in Tennessee, including Green Hills, Mt. Juliet, Murfreesboro, Franklin, Cool Springs, Lebanon, Bellevue, Ashland City, and Dickson. For additional information about the Company and the Banks, please visit the Company’s website at www.mid-americabancsharesinc.com.
#####

Mid-America Bancshares Consolidated
Balance Sheet (unaudited)
March 31, 2007

Consolidated
ASSETS

Loans	747,033
Allowance for loss	(7,907)

Net Loans	739,126

Investment Securities:
Held-to-maturity	9,740
Available for sale	171,946
Unrealized loss	(742)

Total Investment securities	180,944

Restricted equity securities	2,224
Interest-bearing deposits in financial institutions	2,814
Loans held for sale	7,934
Fed Funds Sold	20,395
Fed Funds Sold-to related Bank	—

Total Earning Assets	953,437

Cash and due froms	26,316
Bank premises & equipment, net of depreciation	32,164
Accrued interest receivable	5,731
Other Real Estate	—
Deferred income taxes	—
Intangible assets, net	4,514
Goodwill	19,147
Other assets	2,494
Due From related Bank	—
Invest in PTB	—
Invest in BOS	—

Total Assets	1,043,803

LIABILITIES
Deposits	884,810
Securities sold under agreements to repurchase	12,345
FHLB Borrowing	25,269
Fed funds purchased	7,340
Fed funds purchased-from related Bank	—
Deferred tax liability	1,415
Line of Credit	3,000
Due to related Bank	—

Consolidated
Accrued interest & other liabilities	4,999

Total Liabilities	939,178

STOCKHOLDER’S EQUITY
Common stock	13,931
APIC	87,811
Retained earnings	1,966
Unreal. gain\loss on AFS	(742)
Deferred Taxes relating to unrealized G/L on AFS	284
Current year earnings	1,375

Total Equity	104,625

Total Liabilities & Equity	1,043,803

Please refer to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K as filed with the SEC on March 15, 2007 for more information.
Quarterly results are subject to customary adjustments and may not be indicative of results to be anticipated for the entire year.

Mid-America Bancshares Consolidated Income
Statement (unaudited)
1st Quarter 2007

Consolidated
Interest Income
Interest and fees on loans	14,460
Interest on loans held for sale	52
Interest and dividends on taxable securities	1,664
Interest and dividends on tax exempt securities	447
Interest and dividends on restricted equity securities	33
Interest on fed funds sold	345
Interest on fed funds sold-related Bank	—
Interest on interest bearing deposits in financial institutions	29
Other interest income	3

Total Interest Income	17,032

Interest Expense
Interest on NOWs	956
Interest on money market and savings accounts	1,228
Interest on CDs over $100,000	4,332
Interest on CDs-Other	2,502
Interest on securities sold under repurchase agreements	109
Interest on FHLB advances	238
Interest on other borrowed funds and Fed Funds purchased	55
Interest on Fed Funds purchased-related Bank	—

Total Interest Expense	9,421

Net Interest Income before provision	7,611
Provision for possible loan loss	(188)

Net Interest Income after Provision for possible loan loss	7,423

Other Income
Service charges on deposit accounts	548
Investment banking fees and other commissions, net	452
Gain on sale of securities, net	—
Mortgage broker fees and fees on mortgage loan originations	571
Gain on sale of SBA loans	9
Title Company Income	69
Other fees & commissions	250

Total Other Income	1,899

Other Expense
Salaries and employee benefits	4,261
Occupancy expenses, net	618
Furniture and equipment expense	521
Data processing expense	417
Advertising and marketing	79

Consolidated
Printing, postage, stationary and supplies expense	161
Amortization of intangible assets	200
Loss on sale of securities, net	—
Loss on sale of other real estate & ORE EXPENSES	1
(Gain) Loss on disposal of fixed assets	(0)
Other operating expense	1,040

Total Non-Interest Expenses	7,299

Equity in Earnings of PTB	—
Equity in Earnings of BOS	—

Earnings before Income Taxes	2,023

Income taxes (benefit)	648

Net Earnings	1,375

Please refer to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K as filed with the SEC on March 15, 2007, for more information.
Quarterly results are subject to customary adjustments and may not be indicative of results to be anticipated for the entire year.